UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 18, 2005




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                     95-4087449
      --------                  ------                     ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,            90401-1490
  -------------------------------------------------            ----------
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                          Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of July 31, 2005 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits

             99.1   Monthly Financial Data as of July 31, 2005 (Unconsolidated)

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: August 18, 2005             By: /s/ Douglas J. Goddard
                                       ----------------------
                                           Douglas J. Goddard
                                           Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                   Page

99.1    Monthly Financial Information as of July 31, 2005               4

                                  EXHIBIT 99.1

                                                     First Federal Bank of California, fsb
                                       MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                                   Unaudited
                                                            (Dollars in thousands)

                                  As of, for       As of, for      As of, for      As of, for      As of, for
                                  the month        the month        the month         the 7           the 7
                                    ended            ended           ended        months ended    months ended
                                     July 31,       June 30,        July 31,       July 31,         July 31,
                                      2005            2005            2004           2005              2005
                                      ----            ----            ----           ----              ----
Cash and investment            $      235,339  $       245,008  $     335,330  $      235,339  $      335,330
securities
Total assets                   $    9,439,637  $     9,278,669  $   5,775,984  $    9,439,637  $    5,775,984

LOANS:
Total mortgage-backed          $       83,814  $        85,351  $     113,119  $       83,814  $      113,119
securities
Total loans, net               $    8,856,756  $     8,689,738  $   5,152,941  $    8,856,756  $    5,152,941

Loans originated/purchased:
  Single family loans          $      298,217  $       336,661  $     289,705  $    2,575,962  $    1,270,370
  Multi-family loans                   36,633           45,046         39,344         322,305         271,063
  Commercial real estate                1,931            5,972          6,262          30,753          22,270
  loans
  Other                                 1,355            5,921          1,250          26,908          49,025
                                  ------------    -------------   ------------    ------------    ------------
                               $      338,136  $       393,600  $     336,561  $    2,955,928  $    1,612,728
                                  ============    =============   ============    ============    ============

Percentage of ARMs                       100%             100%           100%            100%             99%
originated:

Loan repayments:
  Single family loans          $      140,215  $       130,431  $      74,006  $      699,454  $      538,188
  Multi-family and
    commercial real estate             28,667           60,958                        224,383         276,223
    loans                                                              35,157
  Other                                 2,910            3,457          5,860          28,710          30,675
                                  ------------    -------------   ------------    ------------    ------------
                               $      171,792  $       194,846  $     115,023  $      952,547  $      845,086
                                  ============    =============   ============    ============    ============

Loans sold                     $           --  $            --  $          --  $           --  $        3,297

Average rate on loans
   originated/purchased                 5.94%            5.76%          4.40%           5.51%           4.44%
Percentage of portfolio in
   adjustable rate loans               94.63%           94.77%         84.47%          94.63%          84.47%
Non-performing assets
   to total assets                      0.09%            0.07%          0.02%           0.09%           0.02%

BORROWINGS:
Federal Home Loan Bank
   Advances                    $    3,477,900  $     3,426,913  $   2,361,000  $    3,477,900  $    2,361,000
Reverse
repurchase                     $    1,218,978  $     1,230,978  $     115,224  $    1,218,978  $      115,224
   agreements

DEPOSITS:
Retail deposits                $    2,540,898  $     2,489,958  $   2,545,711  $    2,540,898  $    2,545,711
Wholesale deposits                  1,562,924        1,518,508        287,019       1,562,924         287,019
                                  ------------    -------------   ------------    ------------    ------------
                               $    4,103,822  $     4,008,466  $   2,832,730  $    4,103,822  $    2,832,730
                                  ============    =============   ============    ============    ============

Net increase (decrease)        $       95,356  $        68,575  $      44,272  $      318,927  $      275,304

AVERAGE INTEREST RATES:
Yield on loans                           5.27%            5.10%          4.60%           4.95%           4.77%
Yield on investments                     4.00%            3.77%          2.60%           3.76%           2.58%
Yield on earning assets                  5.24%            5.06%          4.49%           4.92%           4.67%
Cost of deposits                         2.37%            2.23%          1.31%           2.04%           1.28%
Cost of borrowings                       3.30%            3.20%          2.47%           3.00%           2.51%
Cost of money                            2.87%            2.75%          1.83%           2.53%           1.81%
Earnings spread                          2.37%            2.31%          2.66%           2.39%           2.86%
Effective net spread                     2.47%            2.41%          2.75%           2.47%           2.96%


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